Exhibit 10.24

Confidential portions of this document have been omitted and filed separately with the Commission.

                  REYNOLDS ALUMINUM SUPPLY CO.
                  1801 BEDFORD AVENUE                                   QUOTE
                  N. KANSAS CITY, MO 64116
                  Phone (816) 842-2200/Fax (816) 471-2382
                  Toll Free (800) 821-2568

Bill To:                  Ship To:
                                                   Quotation # :
FEATHERLITE MFG.,         SAME                     Date: August 21, 1996
INC.
HWY 63 & 9                                         Customer ID: S9288
CRESCO, IA 52136
ATTN: MR. GARY IHRKE


END USE   PACKING  SALES REP.  DELIVERY  SHIP VIA    PAYMENT      ESTIMATED
                                TERMS                 TERMS       SHIPMENT
                                                                     ARO
TRAILERS 2500# MAX   STEVE      FOB     OUR TRUCK    1% - 10
           SKIDS    MERRYMAN   CRESCO,               NET 45
                                 IA                   DAYS



QTY         PART #      UNITS   DESCRIPTION                           UNIT PR
**********  *********           3105H14MF - .040, .100, .125 GUAGES  $*******/#
to          *********   +       Not Purchased
**********              -  10%
**********  +*******    +       3105h18PTD. - .030 & .040 GUAGES     $*******/#
to                      - 10%
**********
                                PRICE  FIRM  THROUGH OCTOBER,
                                1997 BY MY SIGNATURE AND
                                FEATHERLITE  BLANKET PURCHASE ORDER,
                                AS A AUTHORIZED  AGENT OF FEATHERLITE MFG.,
                                WE ACCEPT THIS PROPOSAL AND ENTER INTO
                                CONTRACT WITH REYNOLDS ALUMINUM SUPPLY CO
                                FOR THE ABOVE ITEMS. PER THE ITEMS, PER THE
                                TERMS AND CONDITIONS STATED IN THE QUOTATION.

                                PER:  /S/ GARY IHRKE
                                GARY IHRKE
                                PO NUMBER:                      DATE:  8/22/96

THIS QUOTATION IS SUBJECT TO THE TERMS AND CONDITIONS STATED ON PAGE 2.
Should you have any questions concerning this quotation or should you wish to place an order, please contact the undersigned.

                                       /s/ Steve Merryman

                                      THANK YOU FOR THE OPPORTUNITY TO QUOTE

                                      - 2 -